EXHIBIT 99.2

Comprehensive 401(k) Plan

NonStandardized Safe Harbor Adoption Agreement

EMPLOYER INFORMATION

Name of Adopting Employer	BANK OF THE COMMONWEALTH

Address	403 BOUSH STREET

City	NORFOLK	State	VA	Zip	23501

Telephone	757-446-6907	Adopting Employer’s Federal Tax Identification Number	54-0886483

Name of Plan	BANK OF THE COMMONWEALTH 401(k) PROFIT SHARING PLAN

Plan Sequence Number	001	Adopting Employer’s Fiscal Year End (specify month and day)	12/31

Trust Identification Number (if applicable)	Account Number	144857

☐	Check here if Related Employers may participate in this Plan and attach a Related Employer Participation Agreement listing each Related Employer who will participate in this Plan.

Type of Business (select one):

☐	Sole Proprietorship	☐	Partnership	☑	C Corporation	☐	S Corporation	☐	Other (specify)

SECTION ONE: EFFECTIVE DATES Complete Part A or B

Part A.	Effective Date

This is the initial adoption of a profit sharing plan by the Employer.

The Effective Date of this Plan is                                                              .

NOTE: The Effective Date is usually the first day of the Plan Year in which this Adoption Agreement is signed.

Part B.	Restatement Date

This is a restatement of an existing qualified plan (a Prior Plan).

The Prior Plan was initially effective on             01/01/1993            .

The Effective Date of this restatement is             04/01/2006            .

NOTE: The Effective Date is usually the first day of the Plan Year in which this Adoption Agreement is signed.

SECTION TWO: ELIGIBILITY Complete Parts A through D

Part A.	Employer Profit Sharing Contributions

1.	Age and Years of Eligibility Service

Age Requirement. An Employee will be eligible to become a Participant in the Plan for purposes of receiving an allocation of any Employer Profit Sharing Contribution made pursuant to Section Three of the Adoption Agreement after attaining age   21   (no more than 21).

Years of Eligibility Service Requirement. An Employee will be eligible to become a Participant in the Plan for purposes of receiving an allocation of any Employer Profit Sharing Contribution made pursuant to Section Three of the Adoption Agreement after completing   0.25   (enter 0, 1, 2 or any fraction less than 2) Years of Eligibility Service.

2.	Employees Employed as of Effective Date

Will an Employee employed as of the Effective Date of this Plan who has not otherwise met the age and Years of Eligibility Service requirements specified above for Employer Profit Sharing Contributions be considered to have met those requirements as of the Effective Date (select one)?

Option 1:	☐	Yes.
Option 2:	☑	No.

NOTE: If no option is selected, Option 2 shall be deemed to be selected.

3.	Exclusion of Certain Classes of Employees

An Employee will be eligible to become a Participant in the Plan for purposes of receiving an allocation of any Employer Profit Sharing Contribution made pursuant to Section Three of the Adoption Agreement unless such Employee is (select any that apply):

a.	☐	Included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9 of the Income Tax Regulations. For this purpose, the term “employee representatives” does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

b.	☐	A nonresident alien (within the meaning of Section 7701(b)(1)(B) of the Code) who received no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

c.	☐	Employees who became Employees as the result of a transaction under Section 410(b)(6)(C) of the Code. Such Employees will be excluded during the period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction. A transaction under Section 410(b)(6)(C) of the Code is an asset or stock acquisition, merger, or similar transaction involving a change in the employer of the employees of a trade or business.

d.	☐	A Leased Employee.

e.	☐	A Highly Compensated Employee.

f.	☐	Incorrectly determined to be other than an Employee of the Employer (e.g., an independent contractor).

g.	☑	Other (define) ALL MEMBERS OF THE CONTROLLED GROUP .

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4.	Entry Dates

The Entry Dates for purposes of Employer Profit Sharing Contributions shall be (select one):

Option 1:	☐	The first day of the Plan Year and the first day of the seventh month of the Plan Year.

Option 2:	☑	The first day of the Plan Year and the first day of the fourth, seventh and tenth months of the Plan Year.

Option 3:	☐	The first day of the Plan Year.

Option 4:	☐	Other (specify) .

NOTE: If no option is selected, Option 1 shall be deemed to be selected. Option 3 or Option 4 can be selected only if the eligibility requirements and Entry Dates are coordinated such that each Employee will become a Participant in the Plan no later than the earlier of: (1) the first day of the Plan Year beginning after the date the Employee satisfies the age and service requirements of Section 410(a) of the Code; or (2) six months after the date the Employee satisfies such requirements.

Part B.	Elective Deferrals

1.	Age and Years of Eligibility Service

Age Requirement. An Employee will be eligible to become a Contributing Participant (and thus be eligible to make Elective Deferrals) after attaining age   21   (no more than 21).

Years of Eligibility Service Requirement. An Employee will be eligible to become a Contributing Participant in the Plan (and thus be eligible to make Elective Deferrals) after completing   0.25   (enter 0, 1 or any fraction less than 1) Years of Eligibility Service.

2.	Employees Employed as of Effective Date

Will an Employee employed as of the date that Elective Deferrals may commence, who has not otherwise met the age and Years of Eligibility Service requirements specified above for Elective Deferrals, be considered to have met those requirements as of the date on which Elective Deferrals may begin to be made to the Plan?

Option 1:	☐	Yes.
Option 2:	☑	No.

NOTE: If no option is selected, Option 2 shall be deemed to be selected.

3.	Exclusion of Certain Classes of Employees

An Employee will be eligible to become a Contributing Participant (and thus eligible to make Elective Deferrals) unless such Employee is (select any that apply):

a.	☐	Included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9 of the Income Tax Regulations. For this purpose, the term “employee representatives” does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

b.	☐	A nonresident alien (within the meaning of Section 7701(b)(1)(B) of the Code) who received no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

c.	☐	Employees who became Employees as the result of a transaction under Section 410(b)(6)(C) of the Code. Such Employees will be excluded during the period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction. A transaction under Section 410(b)(6)(C) of the Code is an asset or stock acquisition, merger, or similar transaction involving a change in the employer of the employees of a trade or business.

d.	☐	A Leased Employee.

e.	☐	A Highly Compensated Employee.

f.	☐	Incorrectly determined to be other than an Employee of the Employer (e.g., an independent contractor).

g.	☐	Other (define) .

4.	Entry Dates

The Entry Dates for purposes of making Elective Deferrals shall be (select one):

Option 1:	☐	The first day of the Plan Year and the first day of the seventh month of the Plan Year.

Option 2:	☑	The first day of the Plan Year and the first day of the fourth, seventh and tenth months of the Plan Year.

Option 3:	☐	The first day of the Plan Year.

Option 4:	☐	Other (specify) .

NOTE: If no option is selected, Option 1 shall be deemed to be selected. Option 3 or Option 4 can be selected only if the eligibility requirements and Entry Dates are coordinated such that each Employee will become a Participant in the Plan no later than the earlier of: (1) the first day of the Plan Year beginning after the date the Employee satisfies the age and service requirements of Section 410(a) of the Code; or (2) six months after the date the Employee satisfies such requirements.

Part C.	Matching Contributions

1.	Age and Years of Eligibility Service

Age Requirement. If Matching Contributions (or Qualified Matching Contributions, if applicable) will be made to the Plan, a Contributing Participant will be eligible to receive Matching Contributions (or Qualified Matching Contributions, if applicable) after attaining age   21   (no more than 21).

Years of Eligibility Service Requirement. If Matching Contributions (or Qualified Matching Contributions, if applicable) will be made to the Plan, a Contributing Participant will be eligible to receive Matching Contributions (or Qualified Matching Contributions, if applicable) after completing 0.25 (enter 0, 1, 2 or any fraction less than 2) Years of Eligibility Service.

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2.	Employees Employed as of the Effective Date

If Matching Contributions (or Qualified Matching Contributions, if applicable) will be made to the Plan, will an Employee employed as of the date that Matching Contributions may commence, who has not otherwise met the age and Years of Eligibility Service requirements specified above for Matching Contributions, be considered to have met those requirements as of the date on which Matching Contributions may begin to be made to the Plan?

Option 1:	☐	Yes.
Option 2:	☑	No.

NOTE: If no option is selected, Option 2 shall be deemed to be selected.

3.	Exclusion of Certain Classes of Employees

A Contributing Participant will be eligible to receive Matching Contributions (or Qualified Matching Contributions if applicable), unless such Employee is (select any that apply):

a.	☐	Included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9 of the Income Tax Regulations. For this purpose, the term “employee representatives” does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

b.	☐	A nonresident alien (within the meaning of Section 7701(b)(1)(B) of the Code) who received no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

c.	☐	Employees who became Employees as the result of a transaction under Section 410(b)(6)(C) of the Code. Such Employees will be excluded during the period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction. A transaction under Section 410(b)(6)(C) of the Code is an asset or stock acquisition, merger, or similar transaction involving a change in the employer of the employees of a trade or business.

d.	☐	A Leased Employee.

e.	☐	A Highly Compensated Employee.

f.	☐	Incorrectly determined to be other than an Employee of the Employer (e.g., an independent contractor).

g.	☑	Other (define) Employees of Community Home Mortgage of Virginia, inc., T/A Bank of the Commonwealth Mortgage.

4.	Entry Dates

If Matching Contributions (or Qualified Matching Contributions) will be made to the Plan, the Entry Dates for purposes of Matching Contributions (or Qualified Matching Contributions, if applicable) shall be (select one):

Option 1:	☐	The first day of the Plan Year and the first day of the seventh month of the Plan Year.

Option 2:	☑	The first day of the Plan Year and the first day of the fourth, seventh and tenth months of the Plan Year.

Option 3:	☐	The first day of the Plan Year.

Option 4:	☐	Other (specify) .

NOTE: If no option is selected, Option 1 shall be deemed to be selected. Option 3 or Option 4 can be selected only if the eligibility requirements and Entry Dates are coordinated such that each Employee will become a Participant in the Plan no later than the earlier of: (1) the first day of the Plan Year beginning after the date the Employee satisfies the age and service requirements of Section 410(a) of the Code; or (2) six months after the date the Employee satisfies such requirements.

NOTE: If any of the age requirement items in this Section Two, Parts A, B or C are left blank, it shall be deemed there is no age requirement for such items. If any of the Entry Date items indicate that a single Entry Date is selected in this Section Two, Parts A, B or C, no age requirement can exceed 20 1/2 for such item(s). If more than one Year of Eligibility Service is selected in this Section Two, Part A or C, the immediate 100 percent vesting schedule of Section Four will automatically apply for contributions described in such Parts. If any Year of Eligibility items are left blank, the Years of Eligibility Service required for such items shall be deemed to be 0. If a fraction is selected, an Employee will not be required to complete any specified number of Hours of Service to receive credit for a fractional year. If any of the Entry Date items indicate that a single Entry Date is selected in this Section Two, Parts A, B or C, the Years of Eligibility Service required for such item cannot exceed 1 1/2 ( 1/2 for Elective Deferrals). Option 3 or Option 4 of any of the Entry Date options can be selected for an item only if the eligibility requirements and Entry Dates are coordinated such that each Employee will become a Participant in the Plan no later than the earlier of (1) the first day of the Plan Year beginning after the date the Employee satisfies the age and service requirements of Section 410(a) of the Code; or (2) six months after the date the Employee satisfies such requirements.

Part D.	Hours Required For Eligibility Purposes

1.	Hours of Service (no more than 1,000) shall be required to constitute a Year of Eligibility Service.

2.	Hours of Service (no more than 500 but less than the number specified in Part D, item 1, above) must be exceeded to avoid a Break in Eligibility Service.

3.	For purposes of determining Years of Eligibility Service, an Employee shall be given credit for Hours of Service with the following predecessor employer(s) (complete if applicable) .

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SECTION THREE: CONTRIBUTIONS Complete Parts A through 1

Part A.	Employer Profit Sharing Contributions

1.	Contribution Formula (select one):

Option 1:	☑	Discretionary Formula. For each Plan Year the Employer will contribute an amount to be determined from year to year.

Option 2:	☐	Fixed Formula. percent of the Compensation of all Qualifying Participants under the Plan for the Plan Year.

Option 3:	☐	Fixed Percent of Profits Formula. percent of the Employer’s profits that are in excess of $ .

Option 4:	☐	Frozen Plan. This Plan is frozen effective and the Employer will not make additional contributions to the Plan after such date.

Option 5:	☐	Government Contract Formula. For each Hour of Service of covered employment under a government contract, the Employer shall contribute an amount as described in Section 3.01(B)(3) of the Plan.

Option 6:	☐	Not Applicable. The Employer will not make Employer Profit Sharing Contributions to this Plan.

NOTE: If no option is selected. Option 1 shall be deemed to be selected. If Option 5 is selected, the government contract allocation formula must be selected in item 2 below.

2.	Allocation Formula (select one)

Option 1:	☑	Pro Rata Formula. Employer Profit Sharing Contributions shall be allocated to the Individual Accounts of Qualifying Participants in the ratio that each Qualifying Participant’s Compensation for the Plan Year bears to the total Compensation of all Qualifying Participants for the Plan Year.

Option 2:	☐	Flat Dollar Formula. Employer Profit Sharing Contributions allocated to the Individual Accounts of Qualifying Participants for each Plan Year shall be the same dollar amount for each Qualifying Participant.

Option 3:	☐	Integrated Formula. Employer Profit Sharing Contributions shall be allocated pursuant to the integrated allocation formula in Section 3.01(B)(2) of the Plan.

The integration level will be (select one):

Suboption (a): ☐ The Taxable Wage Base.

Suboption (b): ☐ $ (a dollar amount less than the Taxable Wage Base).

Suboption (c): ☐ percent (not more than 100 percent) of the Taxable Wage Base.

NOTE: If no suboption is selected, Suboption (a) shall be deemed to be selected.

Option 4:	☐	Government Contract Formula. Employer Profit Sharing Contributions shall be allocated pursuant to the government contract contribution formula selected in Part A, item 1 above.

NOTE: If no option is selected, Option 1 shall be deemed to be selected. Notwithstanding the foregoing, if no option is selected and the government contract contribution formula is selected in item I above, Option 4 will be deemed to be selected. Option 4 cannot be selected artless the government contract contribution formula in item 1 above applies.

3.	Qualifying Participants

A Participant will be a Qualifying Participant and thus entitled to share in the Employer Profit Sharing Contribution for any Plan Year only if the Participant is a Participant who has satisfied all of the requirements of Section Two, Part A of this Adoption Agreement on at least one day of such Plan Year and satisfies the following additional conditions(s) (select one or more);

Option 1:	☐	No Additional Conditions.

Option 2:	☑	Hours of Service Requirement. The Participant completes at least 1000 (not more than 1000) Hours of Service during the Plan Year. However, this condition will be waived for the following reason(s) (select at least one):

☑	The Participant’s Death.

☑	The Participant’s Termination of Employment after having incurred a Disability.

☑	The Participant’s Termination of Employment after having reached Normal Retirement Age.

☐	The Participant is employed on the last day of the Plan Year.

☐	This condition will not be waived.

Option 3:	☑	Last Day Requirement The Participant is an Employee of the Employer on the last day of the Plan Year. However, this condition will be waived for the following reason(s) (select at least one):

☑	The Participant’s Death.

☑	The Participant’s Termination of Employment after having incurred a Disability.

☑	The Participant’s Termination of Employment after having reached Normal Retirement Age.

☐	The Participant’s Termination of Employment after having completed at least Hours of Service during the Plan Year.

☐	This condition will not be waived.

NOTE: If no option is selected. Option 1 shall be deemed to be selected.

4.	Contributions To Disabled Participants

Will a Participant who has incurred a Disability be entitled to an Employer Profit Sharing Contribution pursuant to Section 3.01(B)(1) of the Plan (select one)?

Option 1:	☑	Yes.

Option 2:	☐	No.

NOTE: If no option is selected, Option 2 shall be deemed to be selected.

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5.	One-Time Irrevocable Elections

May an Employee make a one-time irrevocable election, as described in Section 3.02 of the Plan, upon first becoming eligible to participate in the Plan to have the Employer make Employer Profit Sharing Contributions to the Plan on such Employee’s behalf (select one)?

Option 1:	☐	Yes.

Option 2:	☑	No.

NOTE: If no option is selected, Option 2 shall be deemed to be selected.

Part B.	Elective Deferrals

1.	Authorization of Elective Deferrals

Will Elective Deferrals be permitted under this Plan (select one)?

Option 1:	☑	Yes.

Option 2:	☐	No.

NOTE: If no option is selected, Option 1 shall be deemed to be selected. Complete the remainder of Part B only if Option 1 is selected.

Elective Deferrals may commence on the next payroll period coincident with or following the execution date of the Adoption Agreement .

NOTE: This date may be no earlier than the date this Adoption Agreement is signed because Elective Deferrals cannot be made retroactively.

2.	Limits on Elective Deferrals

If Elective Deferrals are permitted under the Plan, a Contributing Participant may elect under a salary reduction agreement to have his or her Compensation reduced by an amount as described below (select one):

Option 1:	☑	An amount equal to a percentage of the Contributing Participant’s Compensation from 1 percent to 100 percent in increments of 1 percent.
Option 2:	☐	An amount of the Contributing Participant’s Compensation not less than $ and not more than $ .
Option 3:	☐	An amount equal to a percentage of the Contributing Participant’s Compensation not to exceed the limits imposed by Sections 401(k), 402(g), 404 and 415 of the Code.

The amount of such reduction shall be contributed to the Plan by the Employer on behalf of the Contributing Participant. For any taxable year, a Contributing Participant’s Elective Deferrals shall not exceed the limit contained in Section 402(g) of the Code in effect at the beginning of such taxable year.

NOTE: Unless specified otherwise in this Adoption Agreement, bonuses shall be included in Compensation and will, therefore, be subject to a Participant’s salary reduction agreement.

3.	Separate Deferral Election for Bonuses

Instead of or in addition to making Elective Deferrals through payroll deduction, may a Contributing Participant make a separate deferral election to contribute to the Plan, as an Elective Deferral, part or all of a bonus rather than receive such bonus in cash (select one)?

Option 1:	☑	Yes.

Option 2:	☐	No.

NOTE: If no option is selected, Option 2 shall be deemed to be selected. A separate deferral election made with respect to a bonus shall not be subject to the limits described under the portion of this Adoption Agreement titled “Limits on Elective Deferrals” unless such limits are prescribed by the Code or related regulations.

4.	Ceasing Elective Deferrals

A Contributing Participant may prospectively revoke a salary reduction agreement to cease Elective Deferrals (select one):

Option 1:	☐	As of the first day of the Plan Year and the first day of the seventh month of the Plan Year.

Option 2:	☐	As of the first day of any quarter.

Option 3:	☐	As of the first day of any month.

Option 4:	☐	As of any Entry Date.

Options 5:	☑	As of such times established by the Plan Administrator in a uniform and nondiscriminatory manner.

Option 6:	☐	Other (Specify, must be at least once per year.) .

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

5.	Return as a Contributing Participant After Ceasing Elective Deferrals

A Participant who ceases Elective Deferrals by revoking a salary reduction agreement may return as a Contributing Participant (select one):

Option 1:	☐	No sooner than as of the first day of the next Plan Year.

Option 2:	☐	As of the first day of (the Plan Year and the first day of the seventh month of the Plan Year.

Option 3:	☐	As of the first day of any subsequent quarter.

Option 4:	☐	As of any subsequent Entry Date.

Option 5:	☑	As of such times established by the Plan Administrator in a uniform and nondiscriminatory manner.

Option 6:	☐	Other (Specify one or more dates established by the Plan Administrator in a uniform and nondiscriminatory manner and not later than the first day of the next Plan Year.) .

NOTE: If no option is selected, Option 2 shall be deemed to be selected.

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6.	Changing Elective Deferral Amounts

A Contributing Participant may modify a salary reduction agreement to prospectively increase or decrease the amount of his or her Elective Deferrals (select one):

Option 1:	☐	As of the first day of the Plan Year and the first day of the seventh month of the Plan Year.

Option 2:	☐	As of the first day of any quarter.

Option 3:	☐	As of the first day of any month.

Option 4:	☐	As of any Entry Date.

Option 5:	☑	As of such times established by the Plan Administrator in a uniform and nondiscriminatory manner.

Option 6:	☐	Other (Specify one or more dates established by the Plan Administrator in a uniform and nondiscriminatory manner.) .

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

7.	Claiming Excess Elective Deferrals

A Participant who claims Excess Elective Deferrals for the preceding calendar year must submit his or her claim in writing to the Plan Administrator by (select one):

Option 1:	☑	March 1.

Option 2:	☐	Other (specify a date not later than April 15) .

NOTE: If no option if selected, Option 1 shall be deemed to be selected.

8.	Automatic Elective Deferrals

a.	Authorization of Automatic Elective Deferrals

If an Employee who has met the eligibility requirements set forth in Section Two, Part B of the Adoption Agreement fails to provide the Employer a salary reduction agreement, will a portion of such eligible Employee’s Compensation be automatically withheld and contributed to the Plan as an Elective Deferral?

Option 1:	☐	Yes.

Option 2:	☑	No.

NOTE: If no option is selected, Option 2 shall be deemed to be selected. Complete the remainder of this Part B, item 8 only if Option I is selected.

b.	Amount of Automatic Elective Deferrals

The following percentage or amount of each eligible Employee’s Compensation will be automatically withheld and contributed to the Plan as an Elective Deferral (select and complete one):

Optical 1:	☐	Percent

Option 2:	☐	$ .

NOTE: If no option is selected, Option 1 shall be deemed selected and three percent of Compensation shall be withheld.

Part C.	Matching Contributions

1.	Authorization of Matching Contributions

Will the Employer make Matching Contributions to the Plan on behalf of a Qualifying Contributing Participant (select one)?

Option 1:	☑	Yes, but only with respect to a Contributing Participant’s Elective Deferrals.

Option 2:	☐	Yes, but only with respect to a Participant’s Nondeductible Employee Contributions.

Option 3:	☐	Yes, with respect to both Elective Deferrals and Nondeductible Employee Contributions.

Option 4:	☐	No.

NOTE: If no option is selected, Option 4 shall be deemed to be selected. Complete the remainder of this Part C only if Option 1, 2 or 3 is selected.

2.	Matching Contribution Formula

If the Employer will make Matching Contributions, then the amount of such Matching Contributions made on behalf of a Qualifying Contributing Participant each Plan Year shall be (select one):

Option 1:	☐	An amount equal to percent of such Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which does not exceed percent of the Contributing Participant’s Compensation.

Option 2:	☐	An amount equal to the sum of percent of the portion of such Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which does not exceed percent of the Contributing Participant’s Compensation plus percent of the portion of such Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which exceeds percent but does not exceed percent of the Contributing Participant’s Compensation.

Option 3:	☑	Such amount, if any, equal to that percentage of each Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which the Employer, in its sole discretion, determines from year to year.

Option 4:	☐	Other formula (Specify an amount equal to a percentage of the Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) of each Contributing Participant entitled thereto) .

NOTE: If Option 4 is selected, the formula specified can only allow Matching Contributions to be made with respect to a Contributing Participant’s Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable). The proper amount of Matching Contributions may be determined either periodically throughout the Plan Year (e.g., each payroll period) or at the end of each Plan Year as long as the proper amount is determined in a uniform and non discriminatory manner).

3.	Plan Year Limit on Matching Contributions

Notwithstanding the Matching Contribution formula specified above, no Matching Contributions in excess of $                     or          percent of a Contributing Participant’s Compensation will be made with respect to any Contributing Participant for any Plan Year.

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4.	Qualifying Contributing Participants

A Contributing Participant who satisfies the eligibility requirements described in this Section Two of the Adoption Agreement, Parts B and C will be a Qualifying Contributing Participant and thus entitled to share in Matching Contributions for any Plan Year only if the Participant is a Contributing Participant and satisfies the following additional conditions (select one or more):

Option 1:	☐	No Additional Conditions.

Option 2:	☑	Hours of Service Requirement. The Contributing Participant completes at least 1000 Hours of Service during the Plan Year. 1000 However, this condition will be waived for the following reason(s) (select at least one):

☑	The Contributing Participant’s Death.
☑	The Contributing Participant’s Termination of Employment after having incurred a Disability.
☑	The Contributing Participant’s Termination of Employment after having reached Normal Retirement Age.
☐	The Contributing Participant is employed on the last day of the Plan Year.
☐	This condition will not be waived.

Option 3:	☑	Last Day Requirement. The Participant is an Employee of the Employer on the last day of the Plan Year. However, this condition will be waived for the following reason(s) (select at least one):

☑	The Contributing Participant’s Death.

☑	The Contributing Participant’s Termination of Employment after having incurred a Disability.

☑	The Contributing Participant’s Termination of Employment after having reached Normal Retirement Age.

☐	The Contributing Participant’s Termination of Employment after having completed at least Hours of Service during the Plan Year.

☐	This condition will not be waived.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

Part D.	Qualified Nonelective Contributions

1.	Qualified Nonelective Contribution Formula

For each Plan Year, the Employer may contribute an amount to be determined from year to year.

2.	Allocation of Qualified Nonelective Contributions

Allocation of Qualified Nonelective Contributions to Participants entitled thereto shall be made (select one):

Option 1:	☐	In the ratio which each non-Highly Compensated Employee Participant’s Compensation for the applicable Plan Year bears to the total Compensation of all non-Highly Compensated Employee Participants for such Plan Year.

Option 2:	☐	In the ratio which each Participant’s Compensation for the applicable Plan Year bears to the total Compensation of all Participants for such Plan Year.

Option 3:	☐	In the ratio which each non-Highly Compensated Employee Participant’s Compensation not in excess of $ for the applicable Plan Year bears to the total Compensation of all non-Highly Compensated Employee Participants entitled to an allocation not in excess of $ for such Plan Year.

Option 4:	☑	In an amount, determined pursuant to Section 3.09 of the Plan, required to satisfy either the Actual Deferral Percentage test described in Section 3.13 of the Plan, the Actual Contribution Percentage test described in Section 3.14 of the Plan, or both.

Option 5:	☐	In an amount, determined pursuant to Section 3.09 of the Plan, required to satisfy either the Actual Deferral Percentage test described in Section 3.13 of the Plan, the Actual Contribution Percentage test described in Section 3.14 of the Plan, or both. Notwithstanding anything in the Plan to the contrary, allocations will be made only to those non-Highly Compensated Employees who are employed on the last day of the applicable Plan Year.

NOTE: If no option is selected, Option 4 shall be deemed to be selected.

Part E.	Qualified Matching Contributions

1.	Qualified Matching Contribution Formula

If the Employer will make Qualified Matching Contributions, then the amount of such Qualified Matching Contributions made on behalf of a Qualifying Contributing Participant each Plan Year shall be (select one):

Option 1:	☐	An amount equal to percent of such Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which does not exceed percent of the Contributing Participant’s Compensation.

Option 2:	☐	An amount equal to sum of percent of the portion of such Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which does not exceed percent of the Contributing Participant’s Compensation plus percent of the portion of such portion of such Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which exceeds percent but does not exceed percent of the Contributing Participant’s Compensation.

Option 3:	☑	Such amount, if any, as determined by the Employer in its sole discretion, equal to that percentage of the Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) of each Contributing Participant entitled thereto which would be sufficient to cause the Plan to satisfy either the Actual Deferral Percentage tests (described in Section 3.13 of the Plan) or the Actual Contribution Percentage tests (described in Section 3.14 of the Plan) for the Plan Year or both.

Option 4:	☐	Other formula (Specify an amount equal to a percentage of the Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) of each Contributing Participant entitled thereto) .

NOTE: If no option is selected, Option 3 shall be deemed to be selected.

Page 7 of 24	©2004 BISYS Retirement Services

2.	Participants Entitled to Qualified Matching Contributions

Qualified Matching Contributions, if made to the Plan, will be made on behalf of (select one):

Option 1:	☑	Each Contributing Participant who makes Elective Deferrals who is a non-Highly Compensated Employee.

Option 2:	☐	All Contributing Participants who make Elective Deferrals.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

3.	Plan Year Limit On Qualified Matching Contributions

Notwithstanding the Qualified Matching Contribution formula specified above, no Qualified Matching Contributions in excess of $             or          percent of a Contributing Participant’s Compensation will be made with respect to any Contributing Participant for any Plan Year.

Part F.	Safe Harbor CODA Contributions

A Plan intending to satisfy the requirements of Sections 401(k)(12) and 401(m)(11) of the Code generally must satisfy such requirements, including the notice requirement, for the entire Plan Year. See Notice 98-52, 1998-46 I.R.B. 16, Notice 2000-3, 2000-4 I.R.B. 413, and Rev. Proc. 2000-20, 2000-6 I.R.B. 553, for more information.

1.	Application of Safe Harbor CODA

Will the safe harbor CODA provisions of Section 3.15 of the Plan apply (select one)?

Option 1:	☐	Yes.

Option 2:	☑	No.

NOTE: If no option is selected, Option 2 will be deemed to be selected. Complete the remainder of this Part F only if Option 1 is selected. If Option 1 is selected, the safe harbor CODA provisions of the Plan shall apply for the Plan Year and any provisions relating to the ADP or ACP tests shall not apply.

2.	ADP Test Safe Harbor Contributions

In lieu of Basic Matching Contributions, the Employer will make the following contributions for the Plan Year (select one).

Option 1:	☐

Enhanced Matching Contributions

The Employer will make Matching Contributions to the Individual Account of each Eligible Employee in an amount equal to the sum of:

(i)     the Employee’s Elective Deferrals that do not exceed          percent of the Employee’s Compensation for the Plan Year plus

(ii)          percent of the Employee’s Elective Deferrals that exceed          percent of the Employee’s Compensation for the Plan Year and that do not exceed          percent of the Employee’s Compensation for the Plan Year.

NOTE: In the blank in (i) above and the second blank in (ii) above, insert a number that is equal to or greater than three, but less than or equal to six. The first and last blanks in (ü) must be completed so that, at any rate of Elective Deferrals, the Matching Contribution is at least equal to the Matching Contribution receivable if the Employer were making Basic Matching Contributions, but the rate of match cannot increase as Elective Deferrals increase. For example, if “4” is inserted in the blank in (i), (ii) need not be completed.

Option 2:	☐

Safe Harbor Nonelective Contributions

The Employer will make a Safe Harbor Nonelective Contribution to the account of each Eligible Employee in an amount equal to          (not less than 3) percent of the Employee’s Compensation for the Plan Year.

Option 3:	☐	Not Applicable. The Employer will make Basic Matching Contributions as described in Section 3.15 of the Plan.

3.	Recipient Plan

The ADP Test Safe Harbor Contributions will be made to (select one only if Option 1 is selected for item 1 above):

Option 1:	☐	This Plan.

Option 2:	☐	Other plan (specify plan of the Employer) .

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

4.	ACP Test Safe Harbor Matching Contributions

NOTE: No additional contributions are required in order to satisfy the requirements for a safe harbor CODA. However, if the Employer desires to make Matching Contributions other than Basic or Enhanced Matching Contributions, then the following must be completed.

For the Plan Year, the Employer will make ACP Test Safe Harbor Matching Contributions to the Individual Account of each Eligible Employee in the amount of (select one):

Option 1:	☐	percent of the Employee’s Elective Deferrals that do not exceed six percent of the Employee’s Compensation for the Plan Year.

Option 2:	☐	percent of the Employee’s Elective Deferrals that do not exceed percent of the Employee’s Compensation for the Plan Year plus percent of the Employee’s Elective Deferrals thereafter, but no Matching Contributions will be made on Elective Deferrals that exceed six percent of Compensation.

NOTE: The number inserted in the third blank cannot exceed the number inserted in the first blank.

Option 3:	☐	The Employee’s Elective Deferrals that do not exceed a percentage of the Employee’s Compensation for the Plan Years. Such percentage is determined by the Employer for the year but in no event can exceed four percent of the Employee’s Compensation.

Page 8 of 24	©2004 BISYS Retirement Services

Part G.	Other Contributions

1.	Rollover Contributions

May an Employee make rollover contributions to the Plan pursuant to Section 3.03 of the Plan (select one)?

Option 1:	☑	Yes.

Option 2:	☐	Yes, unless such Employee is part of an excluded class of Employees.

Option 3:	☐	Yes, but only after becoming a Participant.

Option 4:	☐	No.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

2.	Transfer Contributions

May an Employee make transfer contributions to the Plan pursuant to Section 3.04 of the Plan (select one)?

Option 1:	☐	Yes.

Option 2:	☐	Yes, unless such Employee is part of an excluded class of Employees.

Option 3:	☐	Yes, but only after becoming a Participant.

Option 4:	☐	Yes, but only if the assets are exempt from the Qualified Joint and Survivor Annuity rules as described in Section 5.13 of the Plan (without regards to Section 5.13(E) of the Plan) thereof.

Option 5:	☑	No.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

3.	Nondeductible Employee Contributions

May an Employee make Nondeductible Employee Contributions pursuant to Section 3.08 of the Plan (select one)?

Option 1:	☐	Yes.	If “Yes,” check here if such contributions will be mandatory.	☐

Option 2:	☑	No.

NOTE: If no option is selected, Option 2 shall be deemed to be selected.

Nondeductible Employee Contributions may commence on                                                                                                   .

4.	Top-Heavy Contributions

a.	Minimum Allocation or Benefit

For any Plan Year with respect to which this Plan is a Top-Heavy Plan, any minimum allocation required pursuant to Section 3.01(E) of the Plan shall be made (select one):

Option 1:	☑	To this Plan.

Option 2:	☐	To the following plan maintained by the Employer (specify name and plan sequence number of plan) .

Option 3:	☐	In accordance with the method described on an attachment to this Adoption Agreement. (Attach language describing the method that will be used to satisfy Section 416 of the Code. Such method must preclude Employer discretion.)

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

b.	Participants Entitled To Receive Minimum Allocation

Any minimum allocation required pursuant to Section 3.01(E) of the Plan shall be allocated to the Individual Accounts of (select one):

Option 1:	☑	Participants who are not Key Employees.

Option 2:	☐	All Participants.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

c.	Top-Heavy Ratio

For purposes of establishing the Present Value of benefits under a defined benefit plan to compute the top-heavy ratio as described in Section 7.19(B) of the Plan, any benefit shall be discounted only for mortality and interest based on the following (select one):

Option 1:	☐	Not applicable because the Employer has not maintained a defined benefit plan.

Option 2:	☐	The interest rate and mortality table specified for this purpose in the defined benefit plan.

Option 3:	☐	Interest rate of percent and the following mortality table (specify) .

Part H.	Minimum Coverage Testing Alternatives

Will this Plan apply the automatic corrective procedures described in Section 3.01(B)(4) of the Plan for any year in which the minimum coverage test described in Section 410(b) of the Code is not satisfied (select one)?

Option 1:	☑	Yes.

Option 2:	☐	Yes, but only with respect to Employer Profit Sharing Contributions.

Option 3:	☐	Yes, but only with respect to Matching Contributions.

Option 4:	☐	No.

NOTE: If no option is selected, Option 1 will be deemed to be selected.

Page 9 of 24	©2004 BISYS Retirement Services

Part I.	ADP and ACP Testing Alternatives

1.	Correction of Aggregate Limit

If the Aggregate Limit described in Section 3.14(B) of the Plan is exceeded, the following adjustments will be made in accordance with Section 3.14(B) of the Plan (select one):

Option 1:	☐	The ACP of Highly Compensated Employees will be reduced.

Option 2:	☐	The ADP of Highly Compensated Employees will be reduced.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

2.	Current Year Testing Method

The testing method used for purposes of the ADP and ACP tests under this Plan shall be (select one):

Option 1:	☑	Prior Year Testing Method.

Initial Plan Year ADP

If this is not a successor Plan, then, for the first Plan Year this Plan permits any Participant to make Elective Deferrals, the ADP for Participants who are non-Highly Compensated Employees shall be (select one):

Suboption (a):	☐	3%

Suboption (b):	☐	Such first Plan Year’s ADP.

NOTE: If no suboption is selected, Suboption (a) shall be deemed to be selected.

Initial Plan Year ACP

If this is not a successor Plan, then, for the first Plan Year this Plan permits any Participant to make Nondeductible Employee Contributions, provides for Matching Contributions or both, the ACP for Participants who are non-Highly Compensated Employees shall be (select one):

Suboption (a):	☐	3%.

Suboption (b):	☐	Such first Plan Year’s ACP.

NOTE: If no suboption is selected, Suboption (a) shall be deemed to be selected.

Option 2:	☐	Current Year Testing Method.

NOTE: If no option is selected, Option 1 shall be deemed to be selected. If Option 2 is selected, the current year testing method must continue to be used unless (1) the Plan has been using the current year testing method for the preceding five Plan Years, or, if fewer, the number of Plan Years the Plan has been in existence; or (2) the Plan otherwise meets one of the conditions specified in Notice 98-1 (or additional guidance issued by the Internal Revenue Service (IRS)) for changing from the current year testing method.

SECTION FOUR: VESTING AND FORFEITURES Complete Parts A through H

Part A.	Vesting Schedule For Employer Profit Sharing Contributions and Matching Contributions

A Participant shall become Vested in his or her Individual Account derived from Employer Profit Sharing Contributions and Matching Contributions, if applicable, made pursuant to Section Three of the Adoption Agreement as follows (select one vesting schedule for Employer Profit Sharing Contributions and one vesting schedule for Matching Contributions, if applicable).

1.	Current Vesting Schedule

YEARS OF VESTING SERVICE	VESTED PERCENTAGE
Profit Sharing	Option 1	☐	Option 2	☐	Option 3	☐	Option 4	☐	Option 5	☑ (Complete if Chosen)
Matching	Option 1	☐	Option 2	☐	Option 3	☐	Option 4	☐			Option 5	☑ (Complete if Chosen)
Less than One	0%		0%		100%		0%		0%		0%
1	0%		0%		100%		0%		20%		20%
2	0%		20%		100%		20%		40%		40%
3	0%		40%		100%		40%		60%	(not less than 20%)	60%	(not less than 20%)
4	0%		60%		100%		60%		80%	(not less than 40%)	80%	(not less than 40%)
5	100%		80%		100%		80%		100%	(not less than 60%)	100%	(not less than 60%)
6	100%		100%		100%		100%		100%	(not less than 80%)	100%	(not less than 80%)
7	100%		100%		100%		100%		100%	(not less than 100%)	100%	(not less than 100%)

NOTE: If no option is selected, Option 3 will be deemed to be selected for both Employer Profit Sharing Contributions and Matching Contributions.

2.	Prior Vesting Schedule (Complete this Part A, item 2 only if the Plan has been amended to include a less favorable vesting schedule.)

YEARS OF VESTING SERVICE	VESTED PERCENTAGE
Profit Sharing	Option 1	☐	Option 2	☐	Option 3	☐	Option 4	☐	Option 5	☐ (Complete if Chosen)
Matching	Option 1	☐	Option 2	☐	Option 3	☐	Option 4	☐		Option 5	☐ (Complete if Chosen)
Less than One	0%		0%		100%		0%		%	%
1	0%		0%		100%		0%		%	%
2	0%		20%		100%		20%		%	%
3	0%		40%		100%		40%		%	(not less than 20%)%	(not less than 20%)
4	0%		60%		100%		60%		%	(not less than 40%)%	(not less than 40%)
5	100%		80%		100%		80%		%	(not less than 60%)%	(not less than 60%)
6	100%		100%		100%		100%		%	(not less than 80%)%	(not less than 80%)
7	100%		100%		100%		100%		%	(not less than 100%)%	(not less than 100%)

Page 10 of 24	©2004 BISYS Retirement Services

Part B.	Top-Heavy Vesting Schedule

Pursuant to Section 4.01(B) of the Plan, the vesting schedule that will apply when this Plan is a Top-Heavy Plan (unless the Plan’s regular vesting schedule provides for more rapid vesting) shall be (select one):

Option 1:	☐	6 Year Graded.

Option 2:	☐	3 Year Cliff

NOTE: If no option is selected, Option 1 shall be deemed to be selected for those contributions identified in Part A above that are subject to a graded vesting schedule and Option 2 shall be deemed to be selected for those contributions identified in Part A above that are subject to a cliff vesting schedule.

Part C.	Hours Required For Vesting Purposes

1.	1000 Hours of Service (no more than 1,000) shall be required to constitute a Year of Vesting Service.

2.	500 Hours of Service (no more than 500 but less than the number specified in Section Four, Part C, item 1, above) must be exceeded to avoid a Break in Vesting Service.

3.	For purposes of determining Years of Vesting Service, an Employee shall be given credit for Hours of Service with the following predecessor employers) (complete if applicable) .

Part D.	Exclusion of Certain Years of Vesting Service

All of an Employee’s Years of Vesting Service with the Employer are counted to determine the Vested percentage in the Participant’s Individual Account except (select any that apply):

☐	Years of Vesting Service before the Employee reaches age 18.

☐	Years of Vesting Service before the Employer maintained this Plan or a predecessor plan.

☐	Years of Vesting Service during a period for which the Employee made no mandatory Nondeductible Employee Contributions.

Part E.	Fully Vested Under Certain Circumstances

Will a Participant be fully Vested under the following circumstances (answer “ Yes” or “No” to each of the following items by selecting the appropriate box)?

1.	The Participant dies.	☑	Yes	☐	No

2.	The Participant incurs a Disability.	☑	Yes	☐	No

3.	The Participant satisfies the conditions for Early Retirement Age (if applicable).	☑	Yes	☐	No

NOTE: If a box is not selected for an item, “Yes” shall be deemed to be selected for that item.

Part F.	Allocation of Forfeitures of Employer Profit Sharing Contributions

Forfeitures shall be (select one):

Option 1:	☐	Allocated to the Individual Accounts of the Participants specified below in the manner described in Section 3.01(B) of the Plan (for Employer Profit Sharing Contributions).

The Participants entitled to receive allocations of such Forfeitures shall be (select one):

Suboption (a):	☐	Qualifying Participants.

Suboption (b):	☐	All Participants.

NOTE: If no suboption is selected, Suboption (a) shall be deemed to be selected.

Option 2:	☑	Applied to reduce Employer Contributions.

NOTE: If no option is selected, Option 2 shall be deemed to be selected. Pursuant to Section 3.01(C) of the Plan and notwithstanding the election made above, the Employer may first apply forfeitures to either the payment of the Plan’s administrative expenses in accordance with Section 7.04 of the Plan or the restoration of Participant’s Individual Accounts pursuant to Section 4.01(C)(3) of the Plan.

Part G.	Allocation of Forfeitures of Matching Contributions

Forfeitures of Matching Contributions shall be (select one):

Option 1:	☐	Allocated, after all other Forfeitures under the Plan, to each Participant’s Individual Account in the ratio which each Participant’s Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year.

The Participants entitled to receive allocations of such Forfeitures shall be (select one):

Suboption (a):	☐	Qualifying Contributing Participants.

Suboption (b):	☐	Qualifying Participants.

Suboption (c):	☐	All Participants.

NOTE: If no suboption is selected, Suboption (a) shall be deemed to be selected.

Option 2:	☑	Applied to reduce Employer Contributions.

NOTE: If no option is selected, Option 2 shall be deemed to be selected. Pursuant to Section 3.01(C) of the Plan and notwithstanding the election made above, the Employer may first apply forfeitures to either the payment of the Plan’s administrative expenses in accordance with Section 7.04 of the Plan or the restoration of Participant’s Individual Accounts pursuant to Section 4.01(C)(3) of the Plan.

Part H.	Allocation of Forfeitures of Excess Aggregate Contributions

Forfeitures of Excess Aggregate Contributions shall be (select one):

Option 1:	☐	Allocated, after all other Forfeitures under the Plan, to each Qualifying Contributing Participant’s Matching Contribution account in the ratio which each Qualifying Contributing Participant’s Compensation for the Plan Year bears to the total Compensation of all Qualifying Contributing Participants for such Plan Year. Such Forfeitures will not be allocated to the account of any Highly Compensated Employee.

Option 2:	☑	Applied to reduce Employer Contributions.

NOTE: If no option is selected, Option 2 shall be deemed to be selected.

Page 11 of 24	©2004 BISYS Retirement Services

SECTION FIVE: DISTRIBUTIONS AND LOANS Complete Parts A through E

Part A.	Distributable Events (Answer each of the following items.)

1.	Termination of Employment Before Normal Retirement Age

May a Participant who has not reached Normal Retirement Age request a distribution from the Plan of that portion of the Participant’s Individual Account attributable to the following types of contributions upon Termination of Employment?

Employer Profit Sharing Contributions	☑ Yes	☐ No

Elective Deferrals	☑ Yes	☐ No

Matching Contributions (if applicable)	☑ Yes	☐ No

2.	Disability

May a Participant who has incurred a Disability request a distribution from the Plan of that portion of the Participant’s Individual Account attributable to the following types of contributions?

Employer Profit Sharing Contributions	☑ Yes	☐ No

Elective Deferrals	☑ Yes	☐ No

Matching Contributions (if applicable)	☑ Yes	☐ No

3.	Attainment of Normal Retirement Age

May a Participant who has attained Normal Retirement Age but has not incurred a Termination of Employment request a distribution from the Plan of that portion of the Participant’s Individual Account attributable to the following types of contributions?

Employer Profit Sharing Contributions	☑ Yes	☐ No

Elective Deferrals	☑ Yes	☐ No

Matching Contributions (if applicable)	☑ Yes	☐ No

4.	Attainment of Age 59%

May a Participant who has attained age 59 1/2 request a distribution from the Plan of that portion of the Participant’s Individual Account attributable to the following types of contributions while still employed by the Employer?

Employer Profit Sharing Contributions	☑ Yes	☐ No

☐ Yes,but only with respect to a Participant who is 100 percent Vested in his or her Individual Account attributable to Employer Profit Sharing Contributions.

Elective Deferrals	☑ Yes	☐ No

Matching Contributions (if applicable)	☑ Yes	☐ No

☐ Yes,but only with respect to a Participant who is 100 percent Vested in his or her Individual Account attributable to Matching Contributions.

5.	In-Service Withdrawals

a.	In general, may a Participant request a distribution of that portion of the Participant’s Individual Account attributable to the following types of contributions during service pursuant to Section 5.01(A)(4) of the Plan (complete items a, b and c)?

Employer Profit Sharing Contributions

Option 1:	☐	Yes.

Option 2:	☐	Yes, but only with respect to a Participant who is 100 percent Vested in his or her Individual Account attributable to Employer Profit Sharing Contributions.

Option 3:	☐	Yes, but only with respect to a Participant who has participated in the Plan for or more years and has attained age .

Option 4:	☐	Yes, but only with respect to a Participant who is 100 percent Vested in his or her Employer Profit Sharing Contributions and has participated in the Plan for or more years and has attained age .

Option 5:	☑	No.

Matching contributions (if applicable)

Option 1:	☐	Yes.

Option 2:	☐	Yes. but only with respect to a Participant who is 100 percent Vested in his or her Individual Account attributable to Matching Contributions.

Option 3:	☐	Yes, but only with respect to a Participant who has participated in the Plan for or more years and has attained age .

Option 4:	☐	Yes, but only with respect to a Participant who is 100 percent Vested in his or her Matching Contributions and has participated in the Plan for or more years and has attained age .

Option 5:	☑	No.

Page 12 of 24	©2004 BISYS Retirement Services

b.	One-Time In-Service Withdrawal Option

Will the one-time in-service withdrawal provisions described in Section 5.01(A)(7) of the Plan apply to the following types of contributions?

Employer Profit Sharing Contributions

Option 1:	☐	Yes.

Option 2:	☐	Yes, but only with respect to a Participant who is 100 percent Vested in his or her Individual Account attributable to Employer Profit Sharing Contributions.

Optima 3:	☐	Yes, but only with respect to a Participant who has participated in the Plan for or more years and has attained age .

Option 4:	☐	Yes, but only with respect to a Participant who is 1 00 percent Vested in his or her Employer Profit Sharing Contributions and has participated in the Plan for or more years and has attained age .

Option 5:	☑	No.

If the answer is “Yes,” specify the percentage that a Participant may withdraw:          percent.

Matching Contributions (if applicable)

Option 1:	☐	Yes.

Option 2:	☐	Yes, but only with respect to a Participant who is 100 percent Vested in his or her Individual Account attributable to Matching Contributions.

Option 3:	☐	Yes, but only with respect to a Participant who has participated in the Plan for or more years and has attained age .

Option 4:	☐	Yes, but only with respect to a Participant who is 100 percent Vested in his or her Matching Contributions and has participated in the Plan for or more years and has attained age .

Options 5:	☑	No.

If the answer is “Yes,” specify the percentage that a Participant may withdraw:          percent.

c.	Hardship Withdrawals

May a Participant request a distribution of that portion of the Participant’s Individual Account attributable to the following types of contributions on account of hardship pursuant to Section 5.01(A)(5) of the Plan?

Employer Profit Sharing Contributions

Option 1:	☑	Yes.

Option 2:	☐	Yes, but only with respect to a Participant who is 100 percent Vested in his or her Individual Account attributable to Employer Profit Sharing Contributions.

Option 3:	☐	Yes, but only with respect to a Participant who has participated in the Plan for or more years and has attained age .

Option 4:	☐	Yes, but only with respect to a Participant who is 100 percent Vested in his or her Employer Profit Sharing Contributions and has participated in the Plan for or more years and has attained age .

Option 5:	☐	No.

NOTE: If Option 1.2, 3 or 4 is selected, choose one of the following suboptions.

Suboption (a):	☐	The definition of hardship described in Section 5.01(A)(5) of the Plan shall apply.

Suboption (b):	☑	The safe harbor definition of hardship distribution described in Section 5.01(A)(6)(b) of the Plan shall apply.

NOTE: If no suboption is selected, Suboption (b) shall be deemed to be selected.

Matching Contributions (if applicable)

Option 1:	☑	Yes.

Option 2:	☐	Yes, but only with respect to a Participant who is 100 percent Vested in his or her Individual Account attributable to Matching Contributions.

Option 3:	☐	Yes, but only with respect to a Participant who has participated in the Plan for or more years and has attained age .

Option 4:	☐	Yes, but only with respect to a Participant who is 100 percent Vested in his or her Matching Contributions and has participated in fee Plan for or more years and has attained age .

Option 5:	☐	No.

NOTE: If Option 1,2, 3 or 4 is selected, choose one of the following suboptions.

Suboption (a):	☐	The definition of hardship described in Section 5.01(A)(5) of the Plan shall apply.

Suboption (b):	☑	The safe harbor definition of hardship distribution described in Section 5.01(A)(6)(b) of the Plan shall apply.

NOTE: If no suboption is selected, Suboption (b) shall be deemed to be selected.

6.	Withdrawals of Rollover Contributions

May an Employee request a distribution of his or her rollover contributions at any time?

Option 1:	☐	Yes.

Option 2:	☑	No.

Page 13 of 24	©2004 BISYS Retirement Services

7.	Withdrawals of Transfer Contributions

May an Employee request a distribution of his or her transfer contributions at any time (select one)?

Option 1:	☐	Yes.

Option 2:	☑	No.

8.	Hardship Withdrawals of Elective Deferrals

May a Participant request a distribution of his or her Elective Deferrals on account of hardship pursuant to Section 5.01 (A)(6) of the Plan?

Option 1:	☑	Yes.

Option 2:	☐	No.

NOTE: If no option is selected for on item, Option 1 shall be deemed to be selected for that item.

Part B.	Form of Distribution (Answer each of the following items.)

1.	Lamp Sun

May a Participant request a distribution of the Vested portion of his or her Individual Account in a lump sum, subject to Section 5.02(C) of the Plan?

Option 1:	☑	Yes.

Option 2:	☐	No.

2.	Installment Payments

May a Participant request a distribution of the Vested portion of his or her Individual Account over a period not to exceed the life expectancy of the Participant or the joint and last survivor life expectancy of the Participant and his or her designated Beneficiary, subject to Section 5.02(C) of the Plan?

Option 1:	☐	Yes.

Option 2:	☑	No.

3.	Annuity Contracts

May a Participant apply the Vested portion of his or her Individual Account toward the purchase of an annuity contract, subject to Section 5.02(C) of the Plan?

Option 1:	☐	Yes.

Option 2:	☑	No.

4.	Involuntary Cashouts

An Eligible Rollover Distribution that exceeds $1,000 but does not exceed $5,000 will be paid in the following manner pursuant to Sections 5.02 and 5.04 of the Plan (select one):

Option 1:	☐	a single sum.

Option 2:	☑	a Direct Rollover to an individual retirement account

NOTE: Option 1 must be selected/or at least one of items one through three in Part B above. If neither option is selected for items one through three in Part B above, Option 1 shall be deemed to have been selected for such item. If item four is not completed, Option 2 shall be deemed to have been selected for such item. If this Plan is restating a Prior Plan, the forms of distribution under this Plan must generally be at least as favorable as under the Prior Plan.

Part C.	Timing of Distributions

1.	Termination of Employment

Where a Participant who is entitled to a distribution under the Plan has a Termination of Employment (for reasons other than death, Disability or attainment of Normal Retirement Age), distributions shall commence (select one):

Option 1:	☑	As soon as administratively feasible following the date the Participant requests a distribution.

Option 2:	☐	As soon as administratively feasible following the close of the Plan Year within which the Participant requests a distribution.

Option 3:	☐	As soon as administratively feasible following the close of the Plan Year within which the Participant requests a distribution or the Participant requests a distribution and incurs (not more than five) consecutive one-year Breaks in Vesting Service, whichever is later.

NOTE: if no option is selected, Option 2 shall be deemed to be selected. A Participant’s request for a distribution must be accompanied by his or her spouse’s consent pursuant to Section 5.13 of the Plan.

2.	Death, Disability or Attainment of Normal Retirement Age

Where a Participant dies, incurs a Disability or attains Normal Retirement Age, and a distributable event has occurred, distributions shall commence (select one):

Option 1:	☑	As soon as administratively feasible following the date the Participant (or Beneficiary of a deceased Participant) requests a distribution.

Option 2:	☐	As soon as administratively feasible following the close of the Plan Year within which the Participant (or Beneficiary of a deceased Participant) requests a distribution.

Option 3:	☐	As soon as administratively feasible following the close of the Plan Year within which the Participant (or Beneficiary of a deceased Participant) requests a distribution or the Participant requests a distribution and incurs (not more than five) consecutive one-year Breaks in Vesting Service, whichever is later.

NOTE: If no option is selected. Option 2 shall be deemed to be selected.

Part D.	Retirement Equity Act Safe Harbor

Will the safe harbor provisions of Section 5.13(E) of the Plan apply (select one)?

Option 1:	☑	Yes.

Option 2:	☐	No.

Page 14 of 24	©2004 BISYS Retirement Services

Survivor Annuity Percentage (Complete oafy if Option 2 is selected.)

The survivor annuity portion of the Qualified Joint and Survivor Annuity shall be a percentage equal to percent (at least 50 percent, but no more than

100 percent) of the amount paid to the Participant prior to his or her death.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

Part E.	Loans

May a Participant request a loan pursuant to Section 5.19 of the Plan?

Option 1:	☑	Yes.

Option 2:	☐	No.

NOTE: If no option is selected, Option 2 shall be deemed to be selected.

NOTE: Section 41 l(d)(6) of the Code prohibits the elimination of protected benefits. In general, protected benefits include the timing of payout options. If the Plan is restating a Prior Plan that permitted a distribution option described above that involves the timing of a distribution, the selections must generally be at least as favorable as under the Prior Plan. Forms of distributions may be eliminated under certain conditions, but generally only after advance notice has been given to Participants as described in the Basic Plan Document

SECTION SIX: DEFINITIONS Complete Parts A through M

Part A.	Plan Year Means

Option 1:	☐	The 12-consecutive month period which coincides with the Adopting Employer’s Fiscal Year.

Option 2:	☑	The calendar year.

Option 3:	☐	The 52/53 week period ending on the last (Specify day of the week) nearest (specify month and day) of each year,

Option 4:	☐	Other 12-consecutive month period (Specify a 12-consecutive month period selected in a uniform and nondiscriminatory manner.)

NOTE: If no option is selected, Option I shall be deemed to be selected.

If the initial Plan Year is less than 12 months (a short Plan Year) specify such Plan Year’s beginning and ending dates.

Part B.	Limitation Year Means

Option 1:	☑	The Plan Year.

Option 2:	☐	The calendar year.

Option 3:	☐	Other 12-consecutive month period (Specify a 12-consecutive month period selected in a uniform and nondiscriminatory manner.)

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

Part C.	Measuring Period For Vesting

Years of Vesting Service shall be measured over the following 12-consecutive month period:

Option 1:	☑	The Plan Year.

Option 2:	☐	The 12-consecutive month period commencing with the Employee’s Employment Commencement Date and each successive 12-month period commencing on the anniversaries of the Employee’s Employment Commencement Date.

Option 3:	☐	Other (specify).

NOTE: If no option is selected. Option I shall be deemed to be selected.

Part D.	Hours of Service Equivalencies

Service will be determined on the basis of (select one):

Option 1:	☑	Actual hours for which an Employee is paid or entitled to payment.

Option 2:	☐	Days worked. An Employee will be credited with 10 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the day.

Option 3:	☐	Weeks worked. An Employee will be credited with 45 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the week.

Option 4:	☐	Semi-Monthly payroll periods worked. An Employee will be credited with 95 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the semi-monthly payroll period.

Option 5:	☐	Months worked. An Employee will be credited with 190 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the month.

NOTE: If no option is selected, Option 1 shall be deemed to be selected. This Section Six, Part D will not apply if the elapsed time method of Section Six, Part E, Option 2 is selected.

Part E.	Elapsed Time Method

In lieu of tracking Hours of Service of Employees, will the elapsed time method described under the definition of Hours of Service be used (select one or more)?

Option 1:	☑	No.

Option 2:	☐	Yes.

Option 3:	☐	Yes, for purposes of determining a Participant’s Vested percentage.

Option 4:	☐	Yes, for purposes of determining eligibility to participate in the Plan.

Option 5:	☐	Yes, for purposes of determining if a participant is a Qualifying Participant or Qualifying Contributing Partiipant and therefor eligible to receive an Employer Contribution.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

Page 15 of 24	©2004 BISYS Retirement Services

Part	F. Compensation

1.	Employer Profit Sharing Contributions

a.	General Definition

For purposes of Employer Profit Sharing Contributions, Compensation will mean all of each Participant’s (select one):

Option 1:	☑	W-2 wages.

Option 2:	☐	Section 3401(a) wages.

Option 3:	☐	415 safe-harbor compensation.

NOTE: If no option is selected. Option 1 shall be deemed to have been selected.

b.	Determination Period

For purposes of Employer Profit Sharing Contributions, Compensation shall be determined over the following applicable period (select one):

Option 1:	☑	The Plan Year.

Option 2:	☐	The calendar year ending with or within the Plan Year.

Option 3:	☐	The consecutive 12-month period, beginning on (specify month and day)

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

c.	Inclusion of Elective Deferrals

For purposes of Employer Profit Sharing Contributions, Compensation shall include Employer Contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under any of the following sections of the Code (select “Yes” or “No” for each of the following items).

Section 125 (cafeteria plans)	☑	Yes	☐	No

Section 132(f)(4) (qualified transportation fringe benefits)	☑	Yes	☐	No

Section 402(e)(3) (401(k) plans)	☑	Yes	☐	No

Section 402(h)(l)(B) (salary deferral SEP plans)	☑	Yes	☐	No

Section 403(b) (tax-sheltered annuity plans)	☑	Yes	☐	No

NOTE: If a box is not selected for an item, “Yes” shall be deemed to be selected for that item.

d.	Exclusions from Compensation

For purposes of Elective Deferrals, Compensation shall not include the following (select any that apply).

☐	Bonuses	☐	Commissions

☐	Overtime	☐	Other (specify)

NOTE: No exclusions from Compensation are permitted if the integrated allocation formula in Section Three, Part A, item 2 is selected.

2.	Elective Deferrals

a.	General Definition

For purposes of Elective Deferrals, Compensation will mean all of each Participant’s (select one):

Option 1:	☑	W-2 wages.

Option 2:	☐	Section 3401(a) wages.

Option 3:	☐	415 safe-harbor compensation.

NOTE: If no option is selected, Option I shall be deemed to be selected

b.	Determination Period

For purposes of Elective Deferrals, Compensation shall be determined over the following applicable period (select one):

Option 1:	☑	The Plan Year.

Option 2:	☐	The calendar year ending with or within the Plan Year.

Option 3:	☐	The consecutive 12-month period, beginning on (specify month and day) .

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

c.	Inclusion of Elective Deferrals

For purposes of Elective Deferrals, Compensation shall include Employer Contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under any of the following sections of the Code (select “Yes” or “No” for each of the following items).

Section 125 (cafeteria plans)	☑	Yes	☐	No

Section 132(f)(4) (qualified transportation fringe benefits)	☑	Yes	☐	No

Section 402(e)(3) (401(k) plans)	☑	Yes	☐	No

Section 402(h)(l)(B) (salary deferral SEP plans)	☑	Yes	☐	No

Section 403(b) (tax-sheltered annuity plans)	☑	Yes	☐	No

NOTE: If a box is not selected for an item, “Yes” shall be deemed to be selected for that item.

d.	Exclusions from Compensation

For purposes of Elective Deferrals, Compensation shall not include the following (select any that apply).

☐	Bonuses	☐	Commissions

☐	Overtime	☐	Other (specify)

NOTE: No exclusions from Compensation are permitted if the integrated allocation formula in Section Three, Part A, item 2 is selected.

Page 16 of 20	©2004 BISYS Retirement Services

3.	Matching Contributions

a.	General Definitions

For purposes of Matching Contributions, Compensation will mean all of each Participant’s (select one):

Option 1:	☑	W-2 wages

Option 2:	☐	Section 3401(a) wages.

Option 3:	☐	415 safe-harbor compensation.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

b.	Determination Period

For purposes of Matching Contributions, Compensation shall be determined over the following applicable period (select one):

Option 1:	☑	The Plan Year.

Option 2:	☐	The calendar year ending with or within the Plan Year.

Option 3:	☐	The consecutive 12-month period, beginning (specify month and day)

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

c.	Inclusion of Elective Deferrals

For purposes of Matching Contributions, Compensation shall include Employer Contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under any of the following sections of the Code (select “Yes” or “No” for each of the following items).

Section 125 (cafeteria plans)	☑	Yes	☐	No

Section 132(f)(4) (qualified transportation fringe benefits)	☑	Yes	☐	No

Section 402(e)(3) (401(k) plans)	☑	Yes	☐	No

Section 402(h)(1)(B) (salary deferral SEP plans)	☑	Yes	☐	No

Section 403(b) (tax-sheltered annuity plans)	☑	Yes	☐	No

NOTE: If a box is not selected for an item, “Yes” shall be deemed to be selected for that item.

d.	Exclusions from Compensation

For purposes of Matching Contributions, Compensation shall not include the following (select any that apply).

☐	Bonuses	☐	Commissions
☐	Overtime	☐	Other (specify)

NOTE: No exclusions from Compensation are permitted if the integrated allocation formula in Section Three, Part A, item 2 is selected.

4.	Universal Compensation Issues

a.	Pre-Entry Date Compensation

1.	General Purposes

Unless a different definition of Compensation is required by either the Code or ERIS A, for the Plan Year in which an Employee enters the Plan, the Employee’s Compensation which shall be taken into account for purposes of the Plan (other than ADP or ACP testing) shall be (select one):

Option 1:	☑	The Employee’s Compensation only from the Entry Date, applicable to the particular type of contribution, on which the Employee became a Participant in the Plan.

Option 2:	☐	The Employee’s Compensation for the whole of such Plan Year.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

2.	ADP and ACP Testing Purposes

For the Plan Year in which an Employee enters the Plan, the Employee’s Compensation which shall be taken into account for purposes of ADP and ACP testing shall be (select one):

Option 1:	☑	The Employee’s Compensation only from the Entry Date, applicable to the particular type of contributions, on which the Employee became a Participant in the Plan.

Option 2:	☐	The Employee’s Compensation for the whole of such Plan Year.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

Part G.	Normal Retirement Age

The Normal Retirement Age under the Plan shall be (select and complete one):

Option 1:	☑	Age 65 (not to exceed 65 or such later age as may be allowed under Section 411(a)(8) of the Code).

Option 2:	☐	The later of age (not to exceed 65 or such later age as may be allowed under Section 411(a)(8) of the Code) or the (not to exceed fifth) anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.

NOTE: If no option is selected. Option 1 shall be deemed to be selected and age 59 1/2 will be deemed to have been entered.

Part H.	Early Retirement Age

The Early Retirement Age under the Plan shall be (select one):

Option 1:	☐	An Early Retirement Age is not applicable under the Plan.

Option 2:	☑	A Participant satisfies the Plan’s Early Retirement Age conditions by attaining age 55 and 0 completing Years of Vesting Service.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

Part I.	Valuation Date

The	Plan Valuation Date shall be (select one):

Option 1:	☑	Daily.

Option 2:	☐	The last day of the Plan Year and each other date designated by the Plan Administrator which is selected in a uniform and nondiscriminatory manner.

Option 3:	☐	The last day of each Plan quarter.

Option 4:	☐	The last day of each month.

Option 5:	☐	Other (Specify one or more dates that are selected in a uniform and nondiscriminatory manner, including the last day of the Plan Year.)

NOTE: If no option is selected, Option 2 shall be deemed to be selected.

Part J.	Disability

For purposes of this Plan, Disability shall mean (select one):

Option 1:	☑	The inability to engage in any substantial, gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

Option 2:	☐	The inability to engage in any substantial, gainful activity in the Employee’s trade or profession for which the Employee is best qualified through training or experience.

NOTE: If no option is selected, Option 2 shall be deemed to be selected.

Part K.	Highly Compensated Employee

1.	Top Paid Group Election

For purposes of determining who is a Highly Compensated Employee under the Plan, the top paid group election shall apply (select one).

Option 1:	☐	Yes.

Option 2:	☑	No.

NOTE: If no option is selected, Option 2 shall be deemed to be selected.

2.	Calendar Year Data Election

For purposes of determining who is a Highly Compensated Employee (other than a five-percent owner) under the Plan, the calendar year data election shall apply (select one).

Option 1:	☐	Yes.

Option 2:	☑	No.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

Part L.	Required Beginning Date

For purposes of determining when minimum distributions must begin to be made to each Participant, the Required Beginning Date shall mean (select one):

Option 1:	☐	The April 1 of the calendar year following the calendar year in which a Participant attains age 70 1/2.

Option 2:	☐	The April 1 of the calendar year following the calendar year in which a Participant attains age 70 1/2, except that distributions to a Participant (other than a five-percent owner) with respect to benefits accrued after the later of the adoption or effective date of the amendment to the Plan must commence by the later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 or retires.

Option 3:	☑	The later of the April 1 of the calendar year following the calendar year in which a Participant attains age 70 1/2 or retires except that distributions to a five-percent owner must commence by the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 .

NOTE: If no option is selected, Option 3 will be deemed to be selected.

NOTE: If Option 3 is selected, choose one or more of the following suboptions. Suboption (c) must be selected to the extent that there would otherwise be an elimination of a preretirement age 70 1/2 distribution option for Employees older than those listed above.

Suboption (a):	☑	Any Participant attaining age 70 1/2 in years after 1995 may elect by the April 1 of the calendar year following the year in which the Participant attained age 70 1/2 (or by December 31, 1997, in the case of a Participant attaining age 70 1/2 in 1996) to defer distributions until the calendar year following the calendar year in which the Participant retires. If no such election is made, the Participant will begin receiving distributions by the April 1 of the calendar year following the year in which the Participant attained age 70 1/2 (or by December 31, 1997, in the case of a Participant attaining age 70 1/2 in 1996).
Suboption (b):	☑

Any Participant attaining age 70 1/2 in years prior to 1997 may elect to stop distributions and recommence by the April 1 of the calendar year following the year in which the Participant retires. There shall be (select one) :

(i)  ☐ a new annuity starting date upon recommencement, or

(ii) ☑ no new annuity starting date upon recommencement.

NOTE: If neither item (i) nor item (ii) is selected, item (ii) will be deemed to be selected,

Suboption (c):	☑	The preretirement age 70 1/2 distribution option is only eliminated with respect to an Employee who reaches age 70 1/2 in or after a calendar year that begins after the later of December 31, 1998, or the adoption date of the amendment. The preretirement age 70 1/2 distribution option is an optional form of benefit under which benefits payable in a particular distribution form (including any modifications that may be elected after benefit commencement) commence at a time during the period that begins on or after January 1 of the calendar year in which a Participant attains age 70 1/2 and ends April 1 of the immediately following calendar year.
NOTE: If no suboption(s) is selected, Suboptions (a), (b) and (c) will be deemed to be selected.

Page 18 of 20	©2004 BISYS Retirement Services

Part M, Eligibility Computation Period

An Employee’s Eligibility Computation Periods subsequent to his or her initial Eligibility Computation Period shall be (select one):

Option 1:	☐	The 12-consecutive month periods commencing on the anniversaries of his or her Employment Commencement Date.

Option 2:	☑	The Plan Year commencing with the Plan Year beginning during his or her initial Eligibility Computation Period.

NOTE: If no option is selected. Option I shall be deemed to be selected.

SECTION SEVEN: MISCELLANEOUS Complete Parts A and B

Part A. Permissible Investments

The assets of the Plan shall be invested only in those investments described below (to be completed by the Prototype Sponsor):

PartB. Participant Direction

1.	Authorization

Will a Participant be responsible for directing the investment of his or her Plan assets pursuant to Section 7.22(B) of the Plan (select one)?

Option 1:	☑	Yes.

Option 2:	☐	No.

NOTE: If no option is selected, Option I shall be deemed to be selected. Complete the remainder of Part B only if Option 1 is selected.

2.	Investment Options

A Participant may direct the investment of his or her Plan assets among the following investments (select one):

Option 1:	☑	Only those investment options designated by the Plan Administrator or other Fiduciary.

Option 2:	☐	Any allowable investment.

NOTE: If no option is selected. Option 1 shall be deemed to be selected,

3.	Accounts Subject to Participant Direction

A Participant shall be responsible for directing the following portions of his or her Individual Account (select one):

Option 1:	☐	Those accounts that the Plan Administrator may designate from time to time in a uniform and nondiscrinunatory manner.

Option 2:	☑	The entire Individual Account.

Option 3:	☐	The following accounts (select any that apply):

		☐	Elective Deferral account.

		☐	Matching Contribution account.

		☐	Employer Profit Sharing Contribution account.

		☐	Rollover contribution account.

		☐	Transfer contributioa account.

		☐	Other (Specify one or more of the accounts that may, in part, comprise a Participant’s Individual Account under this Plan.)

NOTE: If no option is selected. Option 1 shall be deemed to be selected.

4.	Frequency of Investment Changes

A Participant may make changes to the investments within his or her Individual Account with the following frequency (select one):

Option 1:	☐	In accordance with uniform and nondiscriminatory rules established by the Plan Administrator or other Fiduciary.

Option 2:	☑	Daily.

Option 3:	☐	Monthly.

Option 4:	☐	Quarterly.

Option 5:	☐	Other (Specify one or more of the accounts that may, in part, comprise a Participant’s Individual Account under this Plan.)

NOTE: If no option is selected. Option 1 shall be deemed to be selected. The Plan’s Valuation Dates must be at least as often as the frequency selected above.

SECTION EIGHT: TRUSTEE AND CUSTODIAN Complete Parts A and B (as applicable)

Part A. Custodian (This Part A must be completed unless a Trustee is named in Part B, below.)

Financial Organization

Address

Signature

Type Name	Title

Page 19 of 20	©2004 BISYS Retirement Services

Part B.	Trustee (This Part B must be completed unless the Plan covers one or more self Employed Individuals or satisfies another exception under Section 403(b) of ERISA. Select one.)

Option 1: ☑ Financial Organization as Trustee

Option 2: ☐ Individual Trustee(s)

The Trustee of this Plan shall be a: ☑ Directed Trustee ☐ Discrectionary Trustee /s/ Conith Mackner

Name of Trustee MG TRUST COMPANY LLC
Address 700 17TH STREET, SUITE 300, DENVER, CO 80202
Telephone 720-956-6
Signature /s/ Conith Mackner Title TRUST DEPARTMENT
Name of Trustee
Address
Telephone
Signature Title
Name of Trustee
Address
Telephone
Signature Title
Name of Trustee
Address
Telephone
Signature Title

SECTION NINE: EMPLOYER SIGNATURE Important: Please read before signing

Prototype Sponsor

Name of Prototype Sponsor BISYS RETIREMENT SERVICES INC.

Address 14221 GOLF COURSE DRIVEN, BAXTER, MN 56425

Telephone 218-825-5000

☐	Check here and provide the applicable information below if someone other than the Adopting Employer will be the Plan Administrator.
Name of Plan Administrator
Address
City State Zip
Telephone
Signature of Plan Administrator Date Signed
Type Name

☐ Check here if there is an attachment(s) that applies to this Plan (if this box is checked, please describe the attachment(s) below.)

I am an authorized representative of the Adopting Employer named above and I state the following:

1.	I acknowledge that I have relled upon my own advisors regarding the completion of this Adoption Agreement and the legal tax implications of adopting this Plan;
2.	I understand that my failure to properly complete this adoption Agreement may result in disqualification of the Plan;
3.	I understand that the Prototype Sponsor will inform me of any amendments made to the Plan and will notify me should it discontinue or abandon the Plan; and
4.	I have received a copy of the Adoption Agreement, the corresponding Basic Plan Document and, if applicable, any separate trust agreement used in issue of the trust agreement contained in the Basic Plan Document.

Signature of Adopting Employer /s/ Cynthia Sabol                            Date Signed        09/18/06

Type Name CYNTHIA SABOL                                                           Title EXECUTIVE VICE PRESIDENT/CHIEF FINANCIAL                                                                                                                                                                                                         OFFICER

NOTE: The Adopting Employer may rely on an opinion letter issued by the Internal Revenue Service as evidence that the Plan is qualified under Section 401 of the Code only to the extent provided in Announcement 2001-77, 2001-30 I.R.B. The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the plan and in Announcement 2001-77. In order to have rellance in such circumstances or with respect to such qualification requirements; application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service. This Adoption Agreement may be used only in conjunction with Basic Plan Document #01.

Page 20 of 24	©2004 BISYS Retirement Services

Qualified EGTRRA Model Amendment (For use with Comprehensive and Flexible 401(k) Plans)

Retirement Plan ADOPTION AGREEMENT AMENDMENT

This amendment of the plan (hereafter referred to as “the Amendment”) is compared of this adoption agreement amendment and the corresponding basic plan document amendment is adopted to reflect certain provisions of the economic growth and tac relief reconciliation act of 200 (“edtrra”). The amendment is intended as good faith compliance with the requirements of EGRRA and is to be construed in accordance with EGTRAA and guidance issued thereunder. Except as otherwise provided, the amendment shall be effective as of the alter of the first day of the first plan year beginning after December 31, 3001, or the effective date of the plan. The amendment shall suspersede the provisions of the plan to the extent those provisions are inconsistent with the provisions of the amendment.

NOTE: Section numbers used below correspond to the adoption agreement sections to which the amendment provisions

SECTION THREE: CONTRIBUTIONS

Part A. Direct Rollovers

The plan will accept direct Rollovers of eligible rollover distributions from (select any that apply but do not select bath items 1 and item 2)

1. ☐ A qualified plan described in section 401 (n) or 403 (a) or the code. Excluding nondeductible employee contributions.

2. ☒ A qualified plan described in section 401 (n) or 403 (a) or the code. Including nondeductable employee contributions.

3. ☒ An annual contract described in section 403(b) of the code, excluding nondeductable employee contributions.

4. ☒ An eligible plan under section 457 (b) of the code when is maintained by a state. Political supervision of a state, or any agency or instrumentally of a state of political subdivision of state.

Part B. Indirect Rollovers

The plan will accept indirect rollovers of eligible rollover distributions from (select any that apply)

1. ☒ A qualified plan described in section 401 (n) 403 (n) of the code.

2. ☒ An quality contract described in section 401 (b) of the code.

3. ☒ An eligible plan under section 457(b) or the code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of n state.

Part C. Rollover contribution from IRAs

Will the plan accept rollover contributions of the portion or a distribution from an individual retirement account or annual described in section 408 (n) 408 (b) of the code that is to eligible to be rolled over and would otherwise be includible in gross income (select one)

Option1. ☒ Yes

Option2. ☐ No

NOTE: If no option is selected, Option I shall be deemed to be selected.

Part D. Effective Date of direct rollover.

Indirect rollover and rollover contributions from IRAs (complete if one or more boxes are selected in either part A or B above or if option 1 is selected in part C above)

Section 3. Part B of the basic plan document amendment rollovers from other shall be effective the letter of January 1, 2002 or the effective date of the plan (enter a date no earlier than January 1, 2002.)

Part E. Modification of top-heavy rules

The Minimum Benefits for Employees Also Covered Under Another Plan

The Employer should describe below the extend, if any to which the top-heavy minimum benefit requirement of section 416 (c) of the code and section 301 (e) or the plan shall be met in another plan. This should include the name of the other plan, the minimum benefit that will be provided under such other plan, and the employee who will receive the minimum benefit under such other plan.

Part F. Catch up contributions

Will Employees be permitted to make catch up contributions pursuant of section 3. Par F of the basic plan document amendment (select one)

Option 1. ☒ Yes, after the later of December 31, 2001 or the Effective Date of the Plan (enter December 31, 2001 or a later date)

Option 2. ☐ No.

NOTE: If no option is selected, option I shall be deemed to be selected.

Part G. Matching Contributions and catch-up contributions

Will matching contributions be made, in accordance with the matching contribution formula specified in the adoption agreement, with regard to catch-up contributions (select one)?

Option 1: ☒ Yes.

Option 2: ☐ No.

NOTE: If no option is selected, option I shall be deemed to be selected.

Part H. Supervision of Elective Deferruls Following Hardship Distribution.

The following transition rule shall apply to participate who received distributions of effective defeerals during the 2001 calendar year (select one)

Option 1: ☒ A participant who receives a distribution of elective deferrals in calendar 2001 on account or hardship shall be prohibited from making elective deferrals and nondeductible employee contributions under this and all other plans or the employer or six months after receipt of the distribution or until January 1, 2002, if inter.

Page 21 of 24	©2004 BISYS Retirement Services

Option 2: ☐ A participant who receives a distribution of Elective Deferrals in calendar year 2001 on account of hardship shall be prohibited from making Elective Deferrals and Nondeductible Employee Contributions under this and all other plans of the Employer for the period specified in the provision of the Plan relating to suspension of Elective Deferrals that were in effect prior to this Amendment.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

SECTION FOUR: VISTING AND FORFEITURES

Part A. Participants Subject to ECTRRA vesting Schedules

The provisions of Section Four of the Basic Plan Document Amendment shall apply to

Option 1: ☒ all Participants with Individual Accounts derived from Matching Contributions

Option 2: ☐ those Participants with Individual Accounts derived from Matching Contributions who complete an Hour of Service under the Plan in a Plan Year beginning after December 31, 2001.

Part B. Vesting Schedule for Matching Contributions

A Participant shall become Vested in his or her Individual Account derived from Contributions, if applicable, in accordance with vesting schedule set forth in Section Four of the Adoption Agreement, except as act forth herein. Notwithstanding the option selected in Section Four of the Adoption Agreement, if the Employer selected a seven-year vesting schedule for Matching Contributions, Participants shall become fully Vested in such contributions after sex years, rather than seven years. If the Employer selected which provided no vesting until five Years of Vesting Service had been completed, Participants shall fully Vested after three Years of Vesting Service.

SECTION FIVE: DISTRIBUTIONS AND LOANS

Part A. Rollovers Disregarded in Involuntary Cash-Outs.

Will rollover contributions be excluded in determining the value of a Participant’s Vested Individual Account for purposes of the Plan’s Involuntary cash-out rules (select one)?

Option 1: ☒ Yes

Option 2: ☐ No

If the Employer selected Option 1, the election shall apply with respect to distributions made after the later of December 31, 2001, or the Effective Data of the Plan (enter a date no earlier than December 31, 2001) with respect to Participants who separated from service after December 31, 2001 (enter a date (may be earlier than December 31, 2001.))

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

Part B. Distribution Upon Severance From Employment.

Will Section 5, Part B of the Basic Plan Document Amendment apply?

Option 1: ☒ Yes, regardless of when the severance from employment occurred

Option 2: ☐ Yes, for severance from employment occurring after the later of December 31, 2001, or the Effective Date of the Plan (enter date.)

Option 3: ☐ No

If either Option 1 or Option 2 is selected such provisions shall apply to distributions occurring after the later of December 31, 2001, or the Effective Date of the Plan (enter a date no earlier than December 31, 2001.)

NOTE: If no option is selected, Option 1 shall be deemed to apply.

Signature of Trustee(s)

Name of Trustee: MG TRUST COMPANY, LLC

Address: 700 17th STREET, SUITE 300, DENVER, CO 80202

Telephone: 720-956-6500

Signature:	Conith Mackner	Title: TRUST DEPARTMENT
Name of Trustee
Telephone
Address

Signature	Title

Signature of Employer

1.	I acknowledge that I have relied upon my own tax or legal advisors regarding the completion of this Amendment and the legal and tax implications of amending this Plan:

2.	I understand that my failure to properly complete this Amendment may result in disqualifications of the Plan; and

3.	I have received a copy of this Amendment.

Name of the Adoption Employer	Bank of The CommonWealth	Plan Name	Bank of The CommonWealth 401k Profit Sharing Plan
Signature of Adoption Employer	/s/ Cynthia A. Sabol	Date Signed	3/14/06
Type Name	Cynthia A. Sabol	Title	Executive VP & CFO

NOTE: In order to obtain reliance with respect to plan qualification, the Employer may be required to apply to the Employee Plans Determinations of the Internal Revenue Service for a determination letter.

Page 22 of 24	©2004 BISYS Retirement Services

Qualified Retirement Plan

Automatic Rollover

Adoption Agreement Amendment

This Amendment of the Plan (hereinafter referred to us “the Amendment”) in comprised of this Adoption Agreement Amendment and the corresponding Basic Plan Document Amendment and in adopted to reflect the automatic rollover provisions under Section 401(a)(31)(B) of the internal Revenue Code. The Amendment is intended as good faith compliance with the requirements of the internal Revenue Code, is to be construed in accordance with the guidance issued thereunder and supersedes any inconsistent provisions of the Plan.

Employer Information

Name of Adopting Employer

Address

City                                          States                                          Zip

Telephone                                          Adopting employer’s Federal Tax I.D Number

Number of Plan

Plan Sequence Number

NOTE: The section number used below corresponds to the Adoption Agreement Section to which the Amendment provisions relate.

SECTION FIVE: DISTRIBUTIONS AND LOANS TO PARTICIPANTS Complete Parts A through C

Part A. Effective Date

This Amendment shall become effective for cashout distributions occurring on or after 03/28/2005 (if this is the initial adoption of the Amendment, you must enter March 28, 2005, or, if later, the Effective Date of your Plan.)

Part B. Cashout Level for Terminated Participants

For Purposes of applying the cashout rules in Section 4.01( C) of the Plan, the cashout level shall be (select one)

Option 1: ☐ $5,000

Option 2: ☒ $1,000

Option 3: ☐ $200

Option 4: ☐ $              (specify an amount less than $1,000).

Option 5: ☐ The cashout distribution provisions in Section 4.01( C)(1) of the Plan shall set apply.

NOTE: If no option is selected. Option 2 shall be assumed to be selected. A cashout level exceeding $1,000 will subject the Plan to the automatic rollover requirements of Section 401(a)(31)(B) of the Code as described in Section 5.02 of the Plan. If Option 3 is selected ;you may skip Part C below since the value of the Versed portion of the Participant’s individual Account must remain in the Plan until the Participant is entitled to, and requests, a distribution.

Part C. Form of Distribution

Cashout distributions of $1,000 or less that are Eligible Rollover Distributions and are made to terminated Participants pursuant to Section 4.01(C )(1) of the Plan shall be: (select one)

Option 1: ☒ Paid in a single sum distribution

Option 2: ☐ Paid in a Direct Rollover to an individual retirement account (as defined in Section 408(a) and 408(b) of the Code).

NOTE: If no opinion is selected, Option I shall be deemed to be selected.

Signature of Employer

1.	I acknowledge that I have relied upon my own advisors regarding the completion of this Amendment and the legal and txx implications of amending the Plan;
2.	I understand that my future to properly complete this Amendment may result in disqualifiention of the Plan; and
3.	I have reasived a copy of this Amendment.

Signature of Adopting Employer:	Cynthia A Sabol	Date Signed:	3/14/06
Type Name:	Cynthia A Sabol	Title:	Executive VP & CFO

Page 23 of 24	©2004 BISYS Retirement Services

Qualified	SUMMARY PLAN DESCRIPTION
Retirement Plan/403(b)	Loan Information Sheet

As a participant in the qualified retirement plan/403(b) adopted by your employer, you may be able to borrow a portion of your vested account balance. The loan program adopted by your employer is available on a uniform basis to all parties in interest to the plan who meet loan qualification requirements. For additional information about the loan program available under your employer’s plan, contact the loan program administrator listed below.

NOTE: This Loan Information Sheet constitutes part of the Summary Plan Description (SPD) of your Qualified Retirement Plan and should be kept with your other SPD documents.

PLAN LOAN	Plan Name BANK OF THE COMMONWEALTH 401(k) PROFIT SHARING PLAN

INFORMATION	Plan Number 001 Plan Year End 12/31

EFFECTIVE DATE	The effective date of the plan loan program is 01/01/1993

LOAN PROGRAM ADMINISTRATOR

The person responsible for administering your loan program is THE PLAN ADMINISTRATOR

Your loan program administrator may be reached at the following address and/or telephone number:

403 BOUSH STREET. NORFOLK. VA 23501

LOAN APPLICATION PROCEDURE	To apply for a loan under this plan, you must complete and return to the loan program administrator a Loan Application, furnishing all information requested and pay any required loan application processing fees. In addition, you must follow the procedures described below (specify).

LIMITATIONS ON	Loans from this plan may be used for the following purposes:
TYPES OF LOANS	☑ all
☐ purchase of your principal residence
☐ post-secondary tuition for you or your immediate family
☐ medical expenses for you or your immediate family
☐ rent or mortgage payments to prevent eviction or foreclosure from your principal residence
☐ other (specify)

LOAN APPROVAL	Decisions approving or denying loans from this Plan will be based on the following criteria:
STANDARDS	☑ the value of your vested individual account balance
☑ other (specify) LOAN APPROVAL IS LIMITED TO ONE OUTSTANDING LOAN PER PARTICIPANT

NOTE: Loan approval basis selected must not cause loans to be made available on a discriminatory basis.

LOAN PRINCIPAL LIMITATIONS	Loans from this plan shall be in a minimum amount of $ 1000 (may not exceed $1,000).
The maximum amount of all loans outstanding cannot exceed ☑ the lesser of one-half of your vested account balance or $50,000, or ☐ other (specify),

NOTE: If the “other” option is selected, the amount entered generally cannot exceed the lesser of one-half of your vested account balance or $50,000.

INTEREST	Interest on loans from this plan will be computed on the following basis:
CALCULATION	☑ prime rate (as specified in the Wall Street Journal)
☐ prime rate (as specified in the Wall Street Journal) plus percent
☐ other (specify)

NOTE: The interest rate must be comparable to that charged by commercial lenders in a similar transaction. Any loan renewals are subject to interest rate modification.

COLLATERAL PLEDGE	A percentage of your vested account balance equal to the amount borrowed divided by your vested account balance is pledged as security for repayment of loans under this program.

DEFAULT PROVISIONS

The following are deemed to be acts of default under your qualified plan/403 (b) loan program:

•        failure to remit payment in a timely manner as required under the Loan Agreement

•        breach of any of your obligations or duties under the Loan Agreement

•        termination of employment

•        other (specify)

Upon default, your loan program administrator is entitled to foreclose its security interest in your vested account balance pledged for repayment upon the occurrence of an event which triggers a distribution of your benefits. In addition, the loan program administrator will report as taxable any amounts which are deemed distributed as a result of failing to make loan payments.

Page 24 of 24	©2004 BISYS Retirement Services